 AAM/HIMCO Global Enhanced Dividend Fund

Class: Ticker

Class A: HGDAX

Class C: HGDCX

Class I: HGDIX

A series of Investment Managers Series Trust

Supplement dated December 28, 2018, to the

Prospectus, Statement of Additional Information and Summary Prospectus,
each dated November 1, 2018

Availability of Class A Shares and Class C Shares

Effective December 31, 2018, Class A shares and Class C shares of the AAM/HIMCO Global Enhanced Dividend Fund will become available for purchase. All disclosure to the contrary is removed from the Prospectus, Statement of Additional Information and Summary Prospectus.

Large Order Net Asset Value Purchase Privilege

Effective immediately, the second paragraph under the “Large Order Net Asset Value Purchase Privilege” section is replaced with the following:

From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A Shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Please see Appendix A for a list of authorized dealers that have these arrangements. If a dealer is not listed in Appendix A, such dealer has agreed to waive its receipt of the finder’s fee described above, and the CDSC on Class A shares generally will be waived.

Effective immediately, the section entitled “Large Order Net Asset Value Purchase Privilege – Authorized Dealers” in Appendix A to the Prospectus is replaced with the following:

Large Order Net Asset Value Purchase Privilege – Authorized Dealers

From its own profits and resources, the Advisor may pay a finder’s fee to the following authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund:

Charles Schwab & Co

Merrill Lynch, Pierce, Fenner, & Smith

Morgan Stanley Smith Barney

Pershing LLC

Sigma Planning Corp (NFS)

TD Ameritrade Clearing, Inc.

UBS Financial Services, Inc.

Stifel Nicolaus

Please file this Supplement with your records.